UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 Plaza Dr Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 734-773-3776

____________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2026 Dynamic Aerospace Systems, Inc. (the “Company”) appointed Robin Hoops, CPA-CA, as Interim Chief Financial Officer, effective immediately.

Ms. Hoops brings over 20 years of experience in accounting, finance, treasury, financial reporting, audit, and senior management, supporting both private and publicly traded companies in Canada and the United States. Her experience includes leading public company financial reporting functions, managing annual and quarterly SEC filings, registration statements, earnings materials, proxy statements, and investor communications. She has extensive background in technical accounting for complex transactions, including business combinations, equity compensation, leases, revenue recognition, and fair value measurements. Ms. Hoops has also worked closely with private equity firms and portfolio companies to implement internal controls, manage debt covenants, and execute first-year audits following acquisitions.

Ms. Hoops is a Chartered Professional Accountant (CPA-CA), holds a Bachelor of Commerce in Accounting from the University of Calgary Haskayne School of Business, and a Master of Science in Criminal Justice from Saint Joseph’s University. She has also completed the AICPA Core Forensic Accounting and Specialized Forensic Accounting Certificates.

The appointment of Ms. Hoops as Interim Chief Financial Officer is intended to further strengthen the Company’s financial leadership and support ongoing efforts to enhance internal controls, policies, procedures, and public company readiness, including preparation for a potential uplisting to a national securities exchange.

There are no arrangements or understandings between Ms. Hoops and any other persons pursuant to which she was appointed. Ms. Hoops does not have any family relationships with any director or executive officer of the Company, nor does she have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has not yet finalized the material terms of Ms. Hoops’ compensation arrangements, if any. Any such arrangements will be disclosed in a subsequent filing, as required.

Item 7.01. Regulation FD Disclosure

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99,1	Press Release dated January 22, 2026 titled, “Dynamic Aerospace Systems Appoints Robin Hoops as Interim Chief Financial Officer”
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQLy Inc. dba Dynamic Aerospace Systems

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: January 22, 2026

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